UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 16, 2007

Hampden Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33144	20-571454
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (413) 736-1812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreements

On January 16, 2007, Hampden LS, Inc. (the “Lender”), a wholly-owned subsidiary of Hampden Bancorp, Inc. (the “Company”) and First Banker’s Trust executed the Hampden Bank Employee Stock Ownership Plan Loan Agreement, Pledge Agreement and Promissory Note.  The Hampden Bank employee stock ownership plan borrowed $6,359,900 from the Lender to fund purchases of 635,990 shares of common stock of the Company in the subscription offering relating to the conversion of Hampden Bancorp, MHC from the mutual to stock form of organization, which represents 8% of the sum of the number of shares of the Company sold in the offering plus the number of shares contributed to the Hampden Bank Charitable Foundation.  The loan from the Lender to the employee stock ownership plan will be repaid principally from Hampden Bank (the “Bank”) contributions to the employee stock ownership plan over the loan period of 15 years and the collateral for the loan is the stock purchased by the employee stock ownership plan. The interest rate for the employee stock ownership plan loan is 8.25%, the prime rate as published in The Wall Street Journal on the closing date of the conversion.  The material terms of the Hampden Bank Employee Stock Ownership Plan Loan Agreement, Pledge Agreement and Promissory Note were previously disclosed in Bancorp’s Registration Statement on Form S-1 (File No. 333-137359) (the “Registration Statement”.)  The agreements with the Lender and the Bank are filed as Exhibits 10.2.1, 10.2.2 and 10.2.3 hereto.

On January 16, 2007, the Company and the Bank each executed three-year employment agreements with both Thomas R. Burton, President and Chief Executive Officer of the Company and the Bank, and Glenn S. Welch, Executive Vice President of the Company and the Bank. The material terms of the Bank and the Company employment agreements were previously disclosed in the Company’s Registration Statement.  The agreements with the Company and the Bank are filed as Exhibits 10.5.1 and 10.5.2 hereto.

Also, on January 16, 2007, the Company and the Bank executed change in control agreements between the Company, the Bank and eleven of our senior officers. The change in control agreements provide that an event shall be deemed to have occurred in connection with a change in control if such event occurs within two years after a change in control. The material terms of the Company and Bank change in control agreements were previously disclosed in the Registration Statement.  The form of change in control agreement is filed as Exhibit 10.6 hereto.

Item 8.01.   Other Events

On January 16, 2007, the Company announced that it had received final regulatory approval to complete, and it has completed, the conversion of the holding company structure of Hampden Bank from the mutual to the stock form of organization and the related common stock offering by the Company.  For more information, reference is made to the Company’s press release dated January 16, 2007, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)           The following exhibits are filed with this report:

Exhibit Number	Description
10.2.1	Hampden Bank Employee Stock Ownership Plan Loan Agreement
10.2.2	Pledge Agreement
10.2.3	Promissory Note
10.5.1	Employment Agreement between Hampden Bank and Thomas R. Burton
10.5.2	Employment Agreement between Hampden Bank and Glenn S. Welch
10.6	Form of Hampden Bank Change in Control Agreement
99.1	Press Release dated January 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampden Bancorp, Inc.
(Registrant)

Date: January 19, 2007	By:	/s/ Thomas R. Burton
Thomas R. Burton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.2.1	Hampden Bank Employee Stock Ownership Plan Loan Agreement
10.2.2	Pledge Agreement
10.2.3	Promissory Note
10.5.1	Employment Agreement between Hampden Bank and Thomas R. Burton
10.5.2	Employment Agreement between Hampden Bank and Glenn S. Welch
10.6	Form of Hampden Bank Change in Control Agreement
99.1	Press Release dated January 16, 2006